MERRILL LYNCH
NEW YORK
MUNICIPAL
BOND FUND

Merrill Lynch Multi-State
Municipal Series Trust






FUND LOGO






Annual Report

September 30, 1995


Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank & Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863













This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch New York
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011




TO OUR SHAREHOLDERS

After losing momentum through the second calendar quarter of 1995, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the September quarter was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields remained essentially unchanged during the three months ended September 30, 1995. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal revenue bond yields ended the September quarter at 6.27%. Long-term tax-exempt bonds have traded at this general level for much of the last six months. However, municipal bond yields have exhibited considerable volatility on a week-to-week basis. Throughout the September quarter, municipal bond yields fluctuated by as much as 20 basis points (0.20%) on a weekly basis. US Treasury bond yields displayed similar volatility, but continued to decline during the quarter. By the end of the September quarter, long-term US Treasury bond yields had fallen approximately 10 basis points to 6.50%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields declined over 135 basis points. Tax-exempt bond yields fell approximately 70 basis points as the uncertainty surrounding changes to the existing Federal income tax structure prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty promoted a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $35 billion in long-term municipal securities were issued during the September 30, 1995 quarter. While this issuance is virtually identical to underwritings during the September 30, 1994 quarter, tax-exempt bond issuance over the last 12 months remained over 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps into 1998, should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields fell 110 basis points from the highs reached in November 1994, and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double digit total returns for 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at essentially taxable yield levels.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding budget deficit reduction and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun and is expected to be essentially completed by year end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Fiscal Year in Review
As the fiscal year ended September 30, 1995 began, interest rates continued moving higher, reaching cyclical highs in mid-November 1994. During the months prior to November 1994, we increased the Fund's cash holdings and added less volatile intermediate-maturity bonds in an effort to protect the Fund's net asset value from further declines. Once signs of a weaker economy began in early December, we reinvested funds in the long-term market to boost the Fund's dividend and take advantage of an expected decline in interest rates. We anticipated that interest rates would begin declining since previous tightenings by the Federal Reserve Board would have begun a gradual slowing in economic activity.

The Fund remained fully invested throughout the first half of 1995. As the New York State congress and Governor Pataki haggled over the State's new fiscal budget, new issuance ground to a halt. Lack of supply in the State became the norm for 1995. Through September 30, 1995, annual issuance in New York had declined approximately 33% to $16.5 billion compared to the prior year. With a surge of issuance expected once the budget accord was reached, we increased the Fund's cash position to take advantage of what is normally an opportunity to purchase new issues. Unexpectedly, the budget impasse lasted a record period of time, and new issuance did not arrive in the market until August. At that time, we put the Fund's cash reserves back to work, as new-issue volume soared 61% for the three months ended September 30, 1995.

Since that time, the market rallied significantly on soft-landing expectations by investors. We used this market advance to temporarily increase cash reserves as the new-issue market for New York paper looms large for the last quarter of 1995. We anticipate reinvesting these cash reserves at more attractive yields in the upcoming months. For the fiscal year ended September 30, 1995, these strategies have resulted in a positive total return and a competitive current yield for our shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President and Portfolio Manager


November 3, 1995






PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on pages 4 and 5 and the "Recent Performance Results" table below. Data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on pages 4--6. "Aggregate Total Return" tables for Class C and Class D Shares are also presented on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended September 30, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended September 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                                12 Month   3 Month
                                               9/30/95    6/30/95    9/30/94++  % Change++ % Change
Class A Shares*                                 $11.04     $10.95     $10.88      +1.47%    +0.82%
Class B Shares*                                  11.04      10.95      10.88      +1.47     +0.82
Class C Shares*                                  11.04      10.95      10.76      +2.60     +0.82
Class D Shares*                                  11.03      10.94      10.76      +2.51     +0.82
Class A Shares--Total Return*                                                     +7.37(1)  +2.20(2)
Class B Shares--Total Return*                                                     +6.83(3)  +2.07(4)
Class C Shares--Total Return*                                                     +7.58(5)  +2.04(6)
Class D Shares--Total Return*                                                     +8.00(7)  +2.17(8)
Class A Shares--Standardized 30-day Yield         5.00%
Class B Shares--Standardized 30-day Yield         4.70%
Class C Shares--Standardized 30-day Yield         4.59%
Class D Shares--Standardized 30-day Yield         4.90%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.612 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.149 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.557 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.135 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.504 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.132 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.555 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.146 per share ordinary income dividends.




PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to the growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                     10/25/88**        9/95

Merrill Lynch New York Municipal
Bond Fund++--Class A Shares*          $ 9,600        $15,559

Lehman Brothers Municipal
Bond Index++++                        $10,000        $17,438





Total Return Based on a $10,000 Investment--Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to the growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                     11/01/85**       9/95

Merrill Lynch New York Municipal
Bond Fund++--Class B Shares*          $10,000        $20,861

Lehman Brothers Municipal
Bond Index++++                        $10,000        $24,288



[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++Merrill Lynch New York Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on the behalf of the State of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

Past performance is not predictive of future performance.

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/95                         +7.37%         +3.08%
Five Years Ended 9/30/95                   +7.92          +7.05
Inception (10/25/88)
through 9/30/95                            +7.25          +6.62

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/95                         +6.83%         +2.83%
Five Years Ended 9/30/95                   +7.36          +7.36
Inception (11/1/85)
through 9/30/95                            +7.70          +7.70

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares


A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to the growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                     10/21/94**       9/95

Merrill Lynch New York Municipal
Bond Fund++--Class C Shares           $10,000        $10,658

Merrill Lynch New York Municipal
Bond Fund++--Class D Shares*          $ 9,600        $10,368

Lehman Brother Municipal
Bond Index++++                        $10,000        $11,319


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++Merrill Lynch New York Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on the behalf of the State of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

Past performance is not predictive of future performance.



Aggregate Total Return

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 9/30/95                            +7.58%         +6.58%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred  sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 9/30/95                            +8.00%         +3.68%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Performance Summary--Class A Shares
<CAPTON>
                         Net Asset Value          Capital Gains
Period Covered        Beginning     Ending         Distributed       Dividends Paid*      % Change**
10/25/88-12/31/88       $10.85      $10.76              --                $0.138            + 0.44%
1989                     10.76       11.00              --                 0.742            + 9.43
1990                     11.00       10.76              --                 0.734            + 4.71
1991                     10.76       11.43              --                 0.728            +13.44
1992                     11.43       11.74            $0.110               0.727            +10.37
1993                     11.74       12.08             0.241               0.775            +11.81
1994                     12.08       10.43              --                 0.629            - 8.60
1/1/95-9/30/95           10.43       11.04              --                 0.445            +10.33
                                                      ------              ------
                                                Total $0.351        Total $4.918

                                                     Cumulative total return as of 9/30/95: +62.49%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



PERFORMANCE DATA (concluded)

Performance Summary--Class B Shares
                         Net Asset Value          Capital Gains
Period Covered        Beginning     Ending         Distributed        Dividends Paid*      % Change**
11/1/85-12/31/85        $10.00      $10.34              --                $0.098            + 4.60%
1986                     10.34       11.24            $0.073               0.732            +16.95
1987                     11.24       10.44              --                 0.722            - 0.79
1988                     10.44       10.76              --                 0.685            + 9.92
1989                     10.76       11.00              --                 0.687            + 8.89
1990                     11.00       10.77              --                 0.680            + 4.29
1991                     10.77       11.43              --                 0.672            +12.76
1992                     11.43       11.74             0.110               0.668            + 9.82
1993                     11.74       12.09             0.241               0.714            +11.34
1994                     12.09       10.43              --                 0.573            - 9.14
1/1/95-9/30/95           10.43       11.04              --                 0.405            + 9.92
                                                      ------              ------
                                                Total $0.424        Total $6.636

                                                    Cumulative total return as of 9/30/95: +108.61%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust during its taxable year ended September 30, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed during the year.

Please retain this information for your records.





PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New York Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
TAN       Tax Anticipation Notes
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes







SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)

S&P      Moody's    Face                                                                                         Value
Ratings  Ratings   Amount                                 Issue                                                (Note 1a)

New York--96.8%
BBB+      Baa1    $ 3,205   Babylon, New York, IDA, Resource Recovery Revenue Bonds
                            (Ogden Martin Systems), Series C, 8.50% due 1/01/2019                               $  3,621

NR*       Baa1     14,750   Babylon, New York, IDA, Waste Facilities Revenue Bonds
                            (Babylon Community Waste Management), Series A, 7.875% due 7/01/1999 (d)              16,761

NR*       NR*       3,500   Babylon, New York, Union Free School District, TAN, UT, Series B, 4.25%
                            due 6/14/1996                                                                          3,508

                            Buffalo, New York, Sewer Authority Revenue Bonds (b):
AAA       Aaa       2,000     Refunding, Series G, 5% due 7/01/2012                                                1,846
AAA       Aaa       4,000     Series F, 6% due 7/01/2013                                                           4,142

AA+       Aa1       6,200   Hornell, New York, IDA, IDR (Crowley Foods, Inc.), 7.75% due 12/01/2016                6,554

                            Metropolitan Transportation Authority, New York, Service Contract Revenue
                            Bonds, Series O:
BBB       Baa1     11,825     (Commuter Facilities),  5.75% due 7/01/2013                                         11,292
BBB       Baa1     16,820     (Transit Facilities),  5.75% due 7/01/2013                                          16,062

AAA       Aaa       2,950   Monroe County, New York, Airport Authority Revenue Bonds
                            (Greater Rochester International), AMT, 7.25% due 1/01/2009 (c)(h)                     3,296

BBB+      Baa       9,770   Monroe County, New York, COP, 8.05% due 1/01/2011                                     10,794

A1+       NR*       2,900   Nassau County, New York, IDA, Civic Facilities Revenue Bonds (Cold Spring
                            Harbor Laboratory Project), VRDN, 4.85% due 7/01/2019 (e)                              2,900

A1+       NR*       2,000   Nassau County, New York, IDA, Research Facilities Revenue Bonds (Cold Spring
                            Harbor Laboratory Project), VRDN, 4.85% due 7/01/2023 (e)                              2,000

                            New York City, New York, GO, UT:
BB+       Baa1      6,585     Series A-1, 6.50% due 8/01/2015                                                      6,660
BBB+      Baa1      5,000     Series B, 7% due 6/01/2016                                                           5,182
BBB+      Baa1      2,500     Series B, Sub-Series B-1, 7% due 8/15/2016                                           2,604
BBB+      Baa1      5,450     Series C, 7.25% due 8/15/2024                                                        5,703
BBB+      Baa1     11,140     Series F, 6.625% due 2/15/2025                                                      11,241

                            New York City, New York, IDA, Civic Facilities Revenue Bonds:
A1+       NR*       1,200     (National Audobon Society), VRDN, 4.85% due 12/01/2014 (e)                           1,200
BBB       NR*       2,000     (New York Blood Center), 7.20% due 5/01/2012                                         2,114
BBB       NR*       6,895     (New York Blood Center), 7.25% due 5/01/2022                                         7,221
AAA       Aaa       3,890     (USTA National Tennis Center Project), 6.60% due 11/15/2011 (g)                      4,188

                            New York City, New York, IDA, Special Facilities Revenue Bonds, AMT:
BB+       Baa2      2,030     (American Airlines Inc. Project), 7.75% due 7/01/2019                                2,155
A         A         1,000     (Terminal One Group Association Project), 6% due 1/01/2019                             959
A         A        14,215     (Terminal One Group Association Project), 6.125% due 1/01/2024                      13,778

                            New York City, New York, Municipal Water Finance Authority Water and Sewer
                            System Revenue Bonds:
A-        A        13,000     Refunding, Series A, 5.50% due 6/15/2020                                            11,971
A-        A         4,550     Series A, 6% due 6/15/2025                                                           4,457
A-        A         6,125     Series B, 6.50% due 6/15/2020                                                        6,278
AAA       VMIG1++   2,000     VRDN, Series G, 4.40% due 6/15/2024 (b)(e)                                           2,000

                            New York City, New York, Trust for Cultural Resources Revenue Bonds:
AAA       Aaa       3,750     (American Museum of Natural History), Series A, 6.90% due 4/01/2001 (c)(d)           4,247
A1+       VMIG1++     800     (Soloman R. Guggenheim), VRDN, Series B, 4.85% due 12/01/2015 (e)                      800

                            New York State Dormitory Authority Revenue Bonds:
BBB       Baa1      8,000     (City University System), Series C, 7.50% due 7/01/2010                              9,231
A         NR*         930     (Community Memorial Hospital, Hamilton), 9% due 7/01/2005 (h)                          958
BBB       Baa1     12,000     (Consolidated City University Systems), Series A, 5.75% due 7/01/2013               11,585
A1+       VMIG1++   2,700     (Cornell University), VRDN, Series B, 4.85% due 7/01/2025 (e)                        2,700

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's    Face                                                                                         Value
Ratings  Ratings   Amount                                 Issue                                                (Note 1a)

New York (continued)
                            New York State Dormitory Authority Revenue Bonds (concluded):
BBB+      Baa1    $ 6,020     (Court Facilities Lease Bonds), Series A, 5.625% due 5/15/2013                    $  5,645
BBB+      Baa1      4,500     (Court Facilities Lease Bonds), Series A, 5.375% due 5/15/2016                       4,051
BBB+      Baa1     12,000     (Court Facilities Lease Bonds), Series A, 5.25% due 5/15/2021 (h)                   10,421
AAA       Aaa      17,620     (University of Rochester Strong Memorial Hospital), 5.50% due
                              7/01/2021 (c)(h)                                                                    16,713
NR*       VMIG1++     700     (Saint Francis Center at The Knolls), VRDN, 4.70% due 7/01/2023 (e)                    700
BBB+      Baa1      5,000     (State University Educational Facilities), Refunding, Series A, 5.25%
                              due 5/15/2015                                                                        4,504
BBB+      Baa1     12,000     (State University Educational Facilities), Refunding, Series B, 7% due
                              5/15/2016                                                                           12,740
BBB+      Baa1      6,000     (State University Educational Facilities), Series A, 6% due 5/15/2022                5,791
BBB+      Baa1      2,500     (State University Educational Facilities), Series B, 5.75% due 5/15/2024             2,340
BBB-      Baa1      7,250     (Upstate Community College), Series A, 5.70% due 7/01/2021                           6,707

                            New York State Energy Research and Development Authority, Facilities Revenue
                            Bonds (Consolidated Edison Company Inc.), Series A:
A+        A1        5,000     6.10% due 8/15/2020                                                                  5,008
AAA       Aaa       7,820     AMT, 6.75% due 1/15/2027 (c)                                                         8,132

                            New York State Energy Research and Development Authority, PCR (Niagara Power
                            Corporation Project), VRDN (e):
A1+       NR*         200     AMT, Series B, 4.55% due 7/01/2027                                                     200
NR*       NR*         300     Series A, 5.15% due 3/01/2027                                                          300

A-        Aa        4,250   New York State Environmental Facilities Corporation, PCR (State-Water
                            Revolving Fund), Series E, 6.875% due 6/15/2014                                        4,728

BBB       Baa       2,500   New York State Environmental Facilities Corporation, Solid Waste Disposal
                            Revenue Bonds (Occidental Petroleum Corp.), AMT, Sub-Series B, 5.50% due
                            9/01/2003                                                                              2,533

BBB       NR*       2,750   New York State Environmental Facilities Corporation, Special Obligation Bonds
                            (Riverbank State Park), 7.25% due 4/01/2012                                            2,947

AAA       Aaa       6,225   New York State Environmental Facilities Corporation, Water Facilities Revenue
                            Refunding Bonds (Spring Valley Water Company), Series B, 6.15% due 8/01/2024 (a)       6,328

BBB       Baa1      7,500   New York State, HFA, Service Contract Obligation Revenue Bonds, Series A,
                            5.50% due 9/15/2022 (h)                                                                6,744

                            New York State Local Government Assistance Corporation Revenue Bonds:
A         A         2,000     Refunding, Series C, 5.50% due 4/01/2017                                             1,878
A         A         5,600     Refunding, Series E, 6% due 4/01/2014                                                5,694
A         A        16,740     Refunding, Series E, 5% due 4/01/2021 (h)                                           14,509
A1+       VMIG1++   3,000     VRDN, Series B, 4.20% due 4/01/2023 (e)                                              3,000

                            New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA       Aaa       6,820     (Health Insurance Plan of Greater New York), Series B, 8.50% due
                              12/01/1997 (a)(d)                                                                    7,062
AAA       NR*      11,705     (Hospital & Nursing Home Insured Mortgage), Refunding, Series C, 6.40%
                              due 8/15/2014 (f)                                                                   12,112
AAA       NR*       2,000     (Hospital & Nursing Home Mortgage), Refunding, Series C, 5.75% due
                              8/15/2019 (f)                                                                        1,932
AAA       Aaa       4,000     (Long-Term Health Care Capital Guaranty Insured), Series D, 6.50% due
                              11/01/2015                                                                           4,187
AAA       Aaa       2,000     (Mental Health Services), Refunding, Series F, 5.375% due 2/15/2014 (b)              1,900
AAA       Aaa       5,000     (Mental Health Services), Refunding, Series F, 5.375% due 2/15/2014 (g)(h)           4,740
AAA       Aaa       5,000     (Mental Health Services), Refunding, Series F, 5.25% due 2/15/2019 (g)               4,590
BBB+      Baa1      1,215     (Mental Health Services), Series B, 7.625% due 8/15/2017                             1,335
BBB+      Baa1      1,075     (Mental Health Services), Series C, 7.30% due 2/15/2021                              1,155
BBB+      Baa1      5,115     (Mental Health Services), Series D, 7.40% due 2/15/2018                              5,534
AA-       NR*       7,635     (Mercy Medical Center Project), Series A, 5.875% due 11/01/2015                      7,506
AAA       Aaa      10,500     (Montefiore Medical Center Insured Mortgage), Series A, 5.75% due
                              2/15/2025 (a)(f)                                                                    10,281
AAA       Aaa       6,140     (Saint Francis Hospital Project), Series A, 7.625% due 11/01/2021 (b)                6,832
BBB       Baa      12,200     (Secured Hospital), Series A, 7.40% due 8/15/2021                                   12,798



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's    Face                                                                                         Value
Ratings  Ratings   Amount                                 Issue                                                (Note 1a)

New York (concluded)
                            New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds:
NR*       Aa      $ 2,500     AMT, Series 30-C-1, 5.85% due 10/01/2025                                          $  2,336
NR*       Aa       14,025     AMT, Series 46, 6.65% due 10/01/2025                                                14,296
NR*       Aa        5,000     Series 41-A, 6.45% due 10/01/2014                                                    5,125
AAA       Aaa       8,500     Series 43, 6.45% due 10/01/2017 (c)                                                  8,754

                            New York State Power Authority, General Purpose and Revenue Bonds:
AAA       Aaa         750     Refunding, Series CC, 5.125% due 1/01/2010 (a)                                         716
AA-       Aa        4,660     Refunding, Series CC, 5.25% due 1/01/2018                                            4,287
AA-       Aa       20,000     Series Y, 6.75% due 1/01/2018                                                       21,545

AAA       Aaa       6,320   New York State Thruway Authority, General Revenue Bonds, Series A, 5.75%
                            due 1/01/2019 (b)                                                                      6,169

AAA       Aaa      10,850   New York State Thruway Authority, Highway and Bridge Trust Fund, Series B,
                            UT, 6.25% due 4/01/2012 (b)                                                           11,291

                            New York State Thruway Authority, Service Contract Revenue Bonds
                            (Local Highway and Bridge):
BBB       Baa1      2,950     6.20% due 4/01/2003                                                                  3,088
BBB       Baa1      4,500     6.25% due 4/01/2014                                                                  4,522

                            New York State Urban Development Corporation Revenue Bonds:
BBB       Baa1      1,500     (Alfred Technology Resource Income Project), 7.875% due 1/01/2020                    1,658
BBB       Baa1      3,775     (Correctional Facilities), Refunding, Series A, 5.50% due 1/01/2014                  3,500
BBB       Baa1      2,600     (Correctional Facilities), Refunding, Series A, 5.50% due 1/01/2016                  2,380
BBB       Baa1     12,060     (Correctional Facilities), Refunding, Series A, 5.25% due 1/01/2021 (h)             10,455
BBB       Baa1      4,000     (State Facilities), 7.50% due 4/01/2020                                              4,427

                            Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-       A1        3,345     AMT, Seventy-Sixth Series, 6.50% due 11/01/2026                                      3,444
AA-       A1        5,000     One-Hundredth Series, 5.75% due 12/15/2020                                           4,870
AA-       A1        8,000     Sixty-Ninth Series, 7.125% due 6/01/2025                                             8,690

A1+       VMIG1++   5,750   Port Authority of New York and New Jersey, Versatile Structure Special
                            Obligation Revenue Bonds, VRDN, Series 3, 4.25% due 6/01/2020 (e)                      5,750

                            Triborough Bridge and Tunnel Authority, New York Revenue Bonds:
BBB       Baa1      5,150     (Convention Center Project), Series E, 7.25% due 1/01/2010                           5,755
A+        Aa        5,000     (General Purpose), Series X, 6.50% due 1/01/2019                                     5,253
A-        A1       10,550     (Special Obligations), Refunding, Series B, 6.875% due 1/01/2015                    11,342
A1+       VMIG1++   5,000     (Special Obligations), VRDN, 4.05% due 1/01/2024 (b)(e)                              5,000

BBB       Baa       7,220   Ulster County, New York, Resource Recovery Agency Revenue Bonds (Solid
                            Waste Systems), 6% due 3/01/2014                                                       6,925

Total Investments (Cost--$552,896)--96.8%                                                                        575,163

Variation Margin on Futures Contracts+++--(0.2%)                                                                    (994)

Other Assets Less Liabilities--3.4%                                                                               20,226
                                                                                                                --------
Net Assets--100.0%                                                                                              $594,395
                                                                                                                ========

  *Not Rated.
(a)AMBAC Insured.
(b)FGIC Insured.
(c)MBIA Insured.
(d)Prerefunded.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1995.
(f)FHA Insured.
(g)FSA Insured.
(h)All or portion of security held as collateral in connection with open financial futures contracts.
 ++Highest short-term rating by Moody's Investors Service, Inc. +++Futures contracts sold as of September 30, 1995 were as follows
   (in thousands):

   Number of                                Expiration      Value
   Contracts             Issue                 Date    (Notes 1a & 1b)

      900    United States Treasury Bonds   Dec. 1995      ($102,909)

   Total (Contract Price--$101,360)                        ($102,909)
                                                           =========


Ratings of issues shown have not been audited by Deloitte & Touche LLP.



See Notes to Financial Statements.




FINANCIAL INFORMATION


Statement of Assets and Liabilities as of September 30, 1995
Assets:             Investments, at value (identified cost--$552,895,777)(Note 1a)                          $575,163,205
                    Cash                                                                                          80,193
                    Receivables:
                      Securities sold                                                      $ 10,937,750
                      Interest                                                               10,182,946
                      Beneficial interest sold                                                  830,715       21,951,411
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          81,237
                                                                                                            ------------
                    Total assets                                                                             597,276,046
                                                                                                            ------------

Liabilities:        Payables:
                      Variation margin (Note 1b)                                                993,750
                      Beneficial interest redeemed                                              746,771
                      Dividends to shareholders (Note 1f)                                       487,017
                      Investment adviser (Note 2)                                               277,499
                      Distributor (Note 2)                                                      243,707        2,748,744
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       132,671
                                                                                                            ------------
                    Total liabilities                                                                          2,881,415
                                                                                                            ------------

Net Assets:         Net assets                                                                              $594,394,631
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $    211,110
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                5,117,324
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   32,206
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   23,310
                    Paid-in capital in excess of par                                                         594,439,161
                    Accumulated realized capital losses on investments--net (Note 5)                         (12,552,731)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net                                                                         (13,593,958)
                    Unrealized appreciation on investments--net                                               20,718,209
                                                                                                            ------------
                    Net assets                                                                              $594,394,631
                                                                                                            ============

Net Asset           Class A--Based on net assets of $23,303,584 and 2,111,100 shares
Value:                       of beneficial interest outstanding                                             $      11.04
                                                                                                            ============
                    Class B--Based on net assets of $564,962,933 and 51,173,239
                             shares of beneficial interest outstanding                                      $      11.04
                                                                                                            ============
                    Class C--Based on net assets of $3,556,322 and 322,061 shares
                             of beneficial interest outstanding                                             $      11.04
                                                                                                            ============
                    Class D--Based on net assets of $2,571,792 and 233,102 shares
                             of beneficial interest outstanding                                             $      11.03
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended September 30, 1995
Investment          Interest and amortization of premium and discount earned                                $ 39,111,699
Income              Other                                                                                            353
(Note 1d):                                                                                                  ------------
                    Total income                                                                              39,112,052
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                                          3,363,913
                    Account maintenance and distribution fees--Class B (Note 2)                                2,951,037
                    Transfer agent fees--Class B (Note 2)                                                        340,716
                    Printing and shareholder reports                                                             103,163
                    Accounting services (Note 2)                                                                 100,952
                    Registration fees (Note 1e)                                                                   80,291
                    Professional fees                                                                             73,979
                    Custodian fees                                                                                33,772
                    Trustees' fees and expenses                                                                   30,885
                    Pricing fees                                                                                  14,530
                    Transfer agent fees--Class A (Note 2)                                                         11,721
                    Account maintenance and distribution fees--Class C (Note 2)                                    9,424
                    Account maintenance fees--Class D (Note 2)                                                     1,307
                    Transfer agent fees--Class C (Note 2)                                                            913
                    Transfer agent fees--Class D (Note 2)                                                            615
                    Other                                                                                         12,687
                                                                                                            ------------
                    Total expenses                                                                             7,129,905
                                                                                                            ------------
                    Investment income--net                                                                    31,982,147
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (12,552,800)
Unrealized Gain     Change in unrealized appreciation on investments--net                                     20,412,080
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 39,841,427
--Net (Notes                                                                                                ============
1b, 1d & 3):

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   September 30,
Increase (Decrease) in Net Assets:                                                            1995               1994
Operations:         Investment income--net                                                 $ 31,982,147     $ 37,172,362
                    Realized loss on investments--net                                       (12,552,800)      (5,792,148)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         20,412,080      (74,453,611)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               39,841,427      (43,073,397)
                                                                                           ------------     ------------

Dividends and       Investment income--net:
Distributions to      Class A                                                                (1,357,050)      (1,758,497)
Shareholders          Class B                                                               (30,476,605)     (35,413,865)
(Note 1f):            Class C                                                                   (77,075)              --
                      Class D                                                                   (71,417)              --
                    Realized gain on investments--net:
                      Class A                                                                        --         (299,209)
                      Class B                                                                        --       (6,828,149)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --         (570,678)
                      Class B                                                                        --      (13,023,280)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (31,982,147)     (57,893,678)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from
Interest            beneficial interest transactions                                        (87,106,114)       8,652,057
Transactions                                                                               ------------     ------------
(Note 4):


Net Assets:         Total decrease in net assets                                            (79,246,834)     (92,315,018)
                    Beginning of year                                                       673,641,465      765,956,483
                                                                                           ------------     ------------
                    End of year                                                            $594,394,631     $673,641,465
                                                                                           ============     ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                                 Class A
from information provided in the financial statements.
                                                                              For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               1995       1994       1993       1992        1991
Per Share           Net asset value, beginning of year             $  10.88   $  12.46   $  11.77   $  11.22    $  10.56
Operating                                                          --------   --------   --------   --------    --------
Performance:          Investment income--net                            .61        .64        .70        .72         .74
                      Realized and unrealized gain (loss) on
                      investments--net                                  .16      (1.25)       .80        .55         .66
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .77       (.61)      1.50       1.27        1.40
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.61)      (.64)      (.70)      (.72)       (.74)
                      Realized gain on investments--net                  --       (.11)      (.11)        --          --
                      In excess of realized gain on
                      investments--net                                   --       (.22)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.61)      (.97)      (.81)      (.72)       (.74)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  11.04   $  10.88   $  12.46   $  11.77    $  11.22
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share                7.37%     (5.17%)    13.24%     11.77%      13.60%
Return:*                                                           ========   ========   ========   ========    ========


Ratios to Average   Expenses                                           .67%       .63%       .64%       .65%        .66%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Investment income--net                            5.67%      5.52%      5.80%      6.28%       6.72%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $ 23,304   $ 28,301   $ 31,976   $ 18,973    $ 13,727
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              181.21%    107.96%     38.31%     35.90%      49.78%
                                                                   ========   ========   ========   ========    ========


                   *Total investment returns exclude the effects of sales loads.


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                                 Class B
from information provided in the financial statements.
                                                                              For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               1995       1994       1993       1992       1991
Per Share           Net asset value, beginning of year             $  10.88   $  12.46   $  11.77   $  11.23    $  10.57
Operating                                                          --------   --------   --------   --------    --------
Performance:          Investment income--net                            .56        .58        .64        .67         .67
                      Realized and unrealized gain (loss) on
                      investments--net                                  .16      (1.25)       .80        .54         .66
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .72       (.67)      1.44       1.21        1.33
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.56)      (.58)      (.64)      (.67)       (.67)
                      Realized gain on investments--net                  --       (.11)      (.11)        --          --
                      In excess of realized gain on investments
                      --net                                              --       (.22)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.56)      (.91)      (.75)      (.67)       (.67)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  11.04   $  10.88   $  12.46   $  11.77    $  11.23
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share                6.83%     (5.66%)    12.67%     11.12%      13.03%
Return:*                                                           ========   ========   ========   ========    ========


Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                              .68%       .64%       .64%       .66%        .67%
                                                                   ========   ========   ========   ========    ========
                    Expenses                                          1.18%      1.14%      1.14%      1.16%       1.17%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            5.16%      5.02%      5.32%      5.79%       6.23%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $564,963   $645,341   $733,981   $616,590    $568,958
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              181.21%    107.96%     38.31%     35.90%      49.78%
                                                                   ========   ========   ========   ========    ========


                   *Total investment returns exclude the effects of sales loads.



                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                                        For the Period
from information provided in the financial statements.                                          October 21, 1994++
                                                                                               to September 30, 1995
Increase (Decrease) in Net Asset Value:                                                      Class C          Class D
Per Share           Net asset value, beginning of period                                   $      10.76     $      10.76
Operating                                                                                  ------------     ------------
Performance:          Investment income--net                                                        .51              .56
                      Realized and unrealized gain on investments--net                              .28              .27
                                                                                           ------------     ------------
                    Total from investment operations                                                .79              .83
                                                                                           ------------     ------------
                    Less dividends from investment income--net                                     (.51)            (.56)
                                                                                           ------------     ------------

                    Net asset value, end of period                                         $      11.04     $      11.03
                                                                                           ============     ============

Total Investment    Based on net asset value per share                                            7.58%+++         8.00%+++
Return:**                                                                                  ============     ============


Ratios to Average   Expenses, excluding account maintenance and distribution fees                  .67%*            .66%*
Net Assets:                                                                                ============     ============
                    Expenses                                                                      1.27%*            .76%*
                                                                                           ============     ============
                    Investment income--net                                                        4.91%*           5.46%*
                                                                                           ============     ============

Supplemental        Net assets, end of period (in thousands)                               $      3,556     $      2,572
Data:                                                                                      ============     ============
                    Portfolio turnover                                                          181.21%          181.21%
                                                                                           ============     ============


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of Operations.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Reclassification--Generally accepted accounting principles require that certain differences between paid-in capital for financial reporting and tax purposes, if permanent, be reclassified to accumulated net realized capital losses. Accordingly, current year's permanent book/tax differences of $69 have been reclassified from paid-in capital to accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed the expense limitation at the time of such payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:


                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                                0.25%         0.25%
Class C                                0.25%         0.35%
Class D                                0.10%          --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class D Shares as follow:


                                        MLFD         MLPF&S

Class A                                $  928        $ 9,797
Class D                                $1,958        $18,368


For the year ended September 30, 1995, MLPF&S received contingent deferred sales charges of $873,699 and $56 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, MLPF&S, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1995 were $1,027,133,884 and $1,136,147,894, respectively.



NOTES TO FINANCIAL STATEMENTS (CONCLUDED)



Net realized and unrealized gains (losses) as of September 30, 1995 were as follows:

                                   Realized      Unrealized
                                    Losses     Gains (Losses)

Long-term investments           $ (10,467,342)  $ 22,271,910
Short-term investments                (22,891)        (4,482)
Financial futures contracts        (2,062,567)    (1,549,219)
                                -------------   ------------
Total                           $ (12,552,800)  $ 20,718,209
                                =============   ============


As of September 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $22,256,040, of which $22,781,125 related to appreciated securities and $525,085 related to depreciated securities. The aggregate cost of investments at September 30, 1995 for Federal income tax purposes was $552,907,165.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(87,106,114) and $8,652,057 for the years ended September 30, 1995 and September 30, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                           310,937   $  3,344,063
Shares issued to share-
holders in reinvestment
of dividends.                          76,814        829,561
                                  -----------   ------------
Total issued                          387,751      4,173,624
Shares redeemed                      (878,791)    (9,342,889)
                                  -----------   ------------
Net decrease                         (491,040)  $ (5,169,265)
                                  ===========   ============



Class A Shares for the Year                         Dollar
Ended September 30, 1994              Shares        Amount

Shares sold                           857,494   $ 10,076,116
Shares issued to share-
holders in reinvestment
of dividends and
distributions                         145,242      1,703,433
                                  -----------   ------------
Total issued                        1,002,736     11,779,549
Shares redeemed                      (967,073)   (11,024,027)
                                  -----------   ------------
Net increase                           35,663   $    755,522
                                  ===========   ============

Class B Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                         3,667,182   $ 39,752,322
Shares issued to share-
holders in reinvestment
of dividends                        1,322,739     14,277,855
                                  -----------   ------------
Total issued                        4,989,921     54,030,177
Automatic conversion
of shares                             (18,699)      (201,021)
Shares redeemed                   (13,124,398)  (141,756,812)
                                  -----------   ------------
Net decrease                       (8,153,176)  $(87,927,656)
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended September 30, 1994              Shares        Amount

Shares sold                         7,245,112   $ 85,135,787
Shares issued to share-
holders in reinvestment of
dividends and distributions         2,392,697     28,072,759
                                  -----------   ------------
Total issued                        9,637,809    113,208,546
Shares redeemed                    (9,213,059)  (105,312,011)
                                  -----------   ------------
Net increase                          424,750   $  7,896,535
                                  ===========   ============



Class C Shares for the Period
October 21, 1994++                                  Dollar
to September 30, 1995                 Shares        Amount

Shares sold                           350,647   $  3,811,029
Shares issued to share-
holders in reinvestment
of dividends                            4,349         47,691
                                  -----------   ------------
Total issued                          354,996      3,858,720
Shares redeemed                       (32,935)      (360,612)
                                  -----------   ------------
Net increase                          322,061   $  3,498,108
                                  ===========   ============

[FN]
++Commencement of Operations.

Class D Shares for the Period
October 21, 1994++                                  Dollar
to September 30, 1995                 Shares        Amount

Shares sold                           257,719   $  2,747,387
Automatic conversion
of shares                              18,714        201,021
Shares issued to share-
holders in reinvestment
of dividends                            2,989         32,646
                                  -----------   ------------
Total issued                          279,422      2,981,054
Shares redeemed                       (46,320)      (488,355)
                                  -----------   ------------
Net increase                          233,102   $  2,492,699
                                  ===========   ============

[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At September 30, 1995, the Fund had a net capital loss carryforward of approximately $21,350,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch New York Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
November 3, 1995
</AUDIT-REPORT>